UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2018

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 4, 2018, Mercer International Inc. (the “Company”) announced that, effective January 1, 2018, Adolf Koppensteiner has been appointed Chief Operating Officer of the Company.

Mr. Koppensteiner, age 56, continues to serve as a managing director of the Company’s Stendal mill, a position he has held since June 2013. Prior thereto, he served as mill manager of the Company’s Rosenthal mill since 2007.

In connection with Mr. Koppensteiner’s appointment as Chief Operating Officer, his employment agreement is being amended to provide that:

•	his base salary will be €370,000, subject to annual review;

•

he will be eligible to receive additional variable compensation from any bonus, profit sharing and stock or incentive compensation programs, in an amount determined by the Company’s board of directors or the Compensation Committee;

•	his term of office will be until December 31, 2022, provided either party can terminate earlier upon twelve months’ prior written notice.

He will continue to receive such other customary perquisites as provided in his prior employment agreement.

There are no arrangements or understandings between Mr. Koppensteiner and any other person pursuant to which he was appointed as the Company’s Chief Operating Officer, nor is there a family relationship between any member of the Company’s board of directors or any of its executive officers and Mr. Koppensteiner. He has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01	Regulation FD.

On January 4, 2018, the Company issued a press release announcing Mr. Koppensteiner’s appointment as Chief Operating Officer. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of the Company dated January 4, 2018 announcing the appointment of Adolf Koppensteiner as Chief Operating Officer.

Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated January 4, 2018 announcing the appointment of Adolf Koppensteiner as Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: January 4, 2018